                     AMENDMENT TO RECAPITALIZATION AGREEMENT

        AMENDMENT TO AGREEMENT (this "Amendment") made as of this 3rd day of November, 2003 by and among DELAWARE 1851 ASSOCIATES, LP, a Pennsylvania limited partnership (the "Partnership"), INDENTURE OF TRUST OF BART BLATSTEIN DATED AS OF JUNE 9, 1998, a Pennsylvania trust ("1998 Trust"), IRREVOCABLE INDENTURE OF TRUST OF BARTON BLATSTEIN DATED JULY 13, 1999, a Pennsylvania trust ("1999 Trust"; and together with 1998 Trust, "Original LPs"), WELSH-SQUARE, INC., a Pennsylvania corporation ("Original GP"; Original LPs and Original GP are sometimes collectively referred to herein as the "Owners", or each individually, an "Owner") and CSC-COLUMBUS LLC ("Cedar").

                               W I T N E S S E T H

        WHEREAS, the Owners and Cedar entered into that certain Recapitalization Agreement (the "Recap Agreement"), dated as of October 2, 2003.

        WHEREAS, the Owners and Cedar desire to modify the Recap Agreement as hereinafter set forth.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                A. Capitalized terms used, and not otherwise defined herein, shall have the respective meanings set forth in the Recap Agreement.

                B. Section 1.3 of the Recap Agreement is deemed to be omitted in its entirety as are any references in the Recap Agreement to that Section.

                C. Section 7.1.1 of the Recap Agreement is deemed to be modified to provide that the date upon which the Closing is scheduled to occur shall be November 21, 2003.

                D. Section 2.1 of the Agreement shall be deemed to be modified to provide that the Owners Loan shall be made by Cedar Lender LLC, an affiliate of Cedar, rather than by Cedar itself.

                E. Except as expressly modified or amended by this Amendment, all of the terms, covenants and conditions of the Recap Agreement are hereby ratified and confirmed.

                F. Except insofar as reference to the contrary is made in any such instrument, all references to the "Recapitalization Agreement" in any future correspondence or notice shall be deemed to refer to the Recap Agreement as modified by this Amendment.

                G. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument.

        IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

                                  DELAWARE 1851 ASSOCIATES, LP
                                  By:  Welsh-Square, Inc., its general partner

                                       By:   /s/  Bart Blatstein
                                             ---------------------------------
                                             Name:   Bart Blatstein
                                             Title:  President

                                  WELSH-SQUARE, INC.

                                       By:   /s/  Bart Blatstein
                                             ---------------------------------
                                             Name:   Bart Blatstein
                                             Title:  President

                                  INDENTURE OF TRUST OF BART BLATSTEIN DATED
                                  AS OF JUNE 9, 1998

                                       By:   /s/  Jil Blatstein
                                             ---------------------------------
                                             Name:   Jil Blatstein
                                             Title:  Co-Trustee

                                       By:   /s/  Brian K. Friedman
                                             ---------------------------------
                                             Name:   Brian K. Friedman
                                             Title:  Co-Trustee

                                       By:   /s/  Joseph W. Seidle
                                             ---------------------------------
                                             Name:   Joseph W. Seidle
                                             Title:  Co-Trustee

                                  IRREVOCABLE INDENTURE OF TRUST OF BARTON
                                  BLATSTEIN DATED AS OF JULY 13, 1999

                                       By:   /s/  Brian K. Friedman
                                             ---------------------------------
                                             Name:   Brian K. Friedman
                                             Title:  Co-Trustee

                                       By:   /s/  Joseph W. Seidle
                                             ---------------------------------
                                             Name:   Joseph W. Seidle
                                             Title:  Co-Trustee

                                  CSC-COLUMBUS LLC

                                  By: CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., ITS MEMBER

                                        By:  CEDAR SHOPPING CENTERS, INC.,
                                             ITS GENERAL PARTNER

                                        By:  /s/  Brenda J. Walker
                                             ---------------------------------
                                             Name:   Brenda J. Walker
                                             Title:  Vice President

                                     -3-